SEASONS SERIES TRUST

Supplement to the Summary Prospectus Dated July 30, 2012

Effective immediately, for the International Equity Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for PineBridge Investment LLC is supplemented with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Sheedsa Ali	2012	Vice President and Portfolio Manager/Global Equities

Dated: August 10, 2012